Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

JOINDER
to the Amended and Restated Credit and Security Agreement
Dated as of June 30, 2023
This JOINDER to the Amended and Restated Credit Agreement (as defined below) (this “Joinder”) is made effective as of the 29th day of September, 2023, by and among LOANDEPOT.COM, LLC, as borrower (“Borrower”), and FLAGSTAR BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, “Administrative Agent”) on behalf of the lenders (collectively, “Lender”) party to the Credit Agreement (as defined below).
WHEREAS, Borrower, Lender and Administrative Agent entered into that certain Amended and Restated Credit and Security Agreement, dated as of June 30, 2023, by and among Borrower, Lender and Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and that certain Fourth Amended and Restated Pricing Side Letter, dated as of June 30, 2023, by and among Borrower and FLAGSTAR BANK, NATIONAL ASSOCIATION as a Lender and as Administrative Agent on behalf of the Lenders (as further amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”); and
WHEREAS, Borrower has requested Administrative Agent join BANK OF HOPE, a California-chartered bank (“Bank of Hope”) as a Lender under the Credit Agreement;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement, including by way of reference to any other documents or agreements.
SECTION 2. Joinder. On and from the point in time at which the conditions to effectiveness set forth in Section 10 below have been satisfied, Bank of Hope joins in as, assumes the obligations of, adopts the obligations, liabilities and role of, and becomes, a Lender under each of the Credit Agreement and the other Loan Documents. All references to “Lender” or “Lenders” contained in the Credit Agreement and any other Loan Document, in each case, are hereby deemed for all purposes to also refer to and include Bank of Hope as a Lender. Accordingly Bank of Hope hereby agrees to be bound by and comply with all terms and conditions, covenants, representations, warranties, and other agreements set forth in the Credit Agreement and other Loan Documents which apply to a “Lender” in the Credit Agreement and the other Loan Documents as if Bank of Hope were an original signatory to the Credit Agreement and each of the other applicable Loan Documents.
SECTION 3. Updated Schedule. Schedule 1 to that certain Pricing Side Letter is hereby amended and restated in its entirety as set forth on Schedule 1. The attached schedule is hereby incorporated in the Pricing Side Letter.

SECTION 4. Representations. In order to induce Administrative Agent to execute and deliver this Joinder, Borrower hereby represents to Administrative Agent on behalf of Lender that:
(a) as of the date hereof, except as otherwise expressly waived by Lender in writing, Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and the other Loan Documents, including without limitation, all of the representations and warranties and all of the affirmative and negative covenants,
(b) no Default or Event of Default has occurred and is continuing under the Credit Agreement, and
(c) this Joinder constitutes a valid and binding agreement of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
SECTION 4. Reference to the Effect on the Loan Documents. Upon the effectiveness of this Joinder, each reference in the Credit Agreement and each other Loan Document to “this Agreement,” “hereunder,” “hereof,” or words of similar import shall mean and be a reference to the Credit Agreement or such other Loan Document, as applicable, as modified by this Joinder.
SECTION 5. Fees and Expenses. The Borrower hereby agrees to pay the reasonable legal fees and expenses of Lender and Administrative Agent incurred in connection with this Joinder.
SECTION 6. Affirmation. Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Loan Documents (and all covenants, terms, conditions and agreements therein and Schedules thereto) shall remain in full force and effect, and are hereby ratified and confirmed in all respect by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Loan Documents notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Administrative Agent’s or any Lender’s part which might otherwise constitute or be construed (and the parties agree have not constituted or been construed, do not constitute, and are not being construed) as a waiver of or amendment to such terms, covenants and conditions.
SECTION 7. No Waiver or Novation. The execution, delivery and effectiveness of this Joinder shall not, except as expressly provided in this Joinder operate as a waiver of any right, power or remedy of Administrative Agent or Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Loan Documents or any of Administrative Agent's or Lender’s rights and remedies in respect of such Defaults or Events of Default, except as expressly provided in this Joinder. This Joinder (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement or any other Loan Document.

SECTION 8. Governing Law. This Joinder and any claim, controversy or dispute arising under or related to or in connection with this Joinder, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by the laws of the State of New York without regard to any conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall govern; provided that the Administrative Agent shall retain all rights under federal law.
SECTION 9. Counterparts. This Joinder may be executed in one or more counterparts (which may be delivered electronically) and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
SECTION 10. Conditions to Effectiveness. This Joinder shall become effective (the “Effective Date”) upon i) receipt by the Administrative Agent of counterparts of this Joinder and ii) upon Freddie Mac’s confirmation of consent to this Joinder.
[SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed and delivered by their duly authorized officers as of the Effective Date.

FLAGSTAR BANK, N.A., as Administrative Agent

By:    /s/ Jeffrey Neufeld
Name:    Jeffrey Neufeld
Title: Executive Vice President

BANK OF HOPE, as a Lender

By:    /s/ Phillip D. Renje
Name:    Phillip D. Renje
Title: Senior Vice President

[Signatures Continue on Following Page]

[JOINDER TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT]

LOANDEPOT.COM, LLC, as Borrower

By:/s/ David Hayes
Name:    David Hayes
Title:    Chief Financial Officer

[JOINDER TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT]

Schedule 1
Commitment Schedule

Lender:	Committed Amount:	Uncommitted Amount:
Flagstar Bank, N.A.	$[***]	$[***]
Western Alliance Bank	$[***]	$[***]
Bank of Hope	$[***]	$[***]